Subsequent Events	9 Months Ended
Sep. 30, 2018
Subsequent Events [Abstract]
Subsequent Events
12.	Subsequent Events

2012 Loan Agreement with Silicon Valley Bank

On October 31, 2018, the Company voluntarily remitted payment on its outstanding obligations under the 2012 Loan Agreement with SVB. Total outstanding obligations paid to SVB under the 2012 Loan Agreement on October 31, 2018 was approximately $3.1 million. See Note 6 for further discussion.